   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 25, 1997

                                                     REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               STAR BUFFET, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                            5812                           84-1430786
 (STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL            (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)           IDENTIFICATION NO.)

              440 LAWNDALE DRIVE, SALT LAKE CITY, UTAH 84115-2917
                                 (801) 463-5500
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ROBERT E. WHEATON
                     CHIEF EXECUTIVE OFFICER AND PRESIDENT
                               STAR BUFFET, INC.
                               440 LAWNDALE DRIVE
                        SALT LAKE CITY, UTAH 84115-2917
                                 (801) 463-5500
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

              C. CRAIG CARLSON, ESQ.                              PETER LILLEVAND, ESQ.
              J. MICHAEL VAUGHN, ESQ.                               IAIN MICKLE, ESQ.
              DAVID E. LAFITTE, ESQ.                              BRETT E. COOPER, ESQ.
         STRADLING YOCCA CARLSON & RAUTH,                  ORRICK, HERRINGTON & SUTCLIFFE LLP
            A PROFESSIONAL CORPORATION                      OLD FEDERAL RESERVE BANK BUILDING
       660 NEWPORT CENTER DRIVE, SUITE 1600                        400 SANSOME STREET
          NEWPORT BEACH, CALIFORNIA 92660                    SAN FRANCISCO, CALIFORNIA 94111
                  (714) 725-4000                                     (415) 392-1122

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (Registration No.
333-32249)

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

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
                        CALCULATION OF REGISTRATION FEE
============================================================================================================
                                                                               PROPOSED
                                                              PROPOSED         MAXIMUM
                                              AMOUNT          MAXIMUM         AGGREGATE        AMOUNT OF
TITLE OF EACH CLASS OF                        TO BE        OFFERING PRICE      OFFERING       REGISTRATION
SECURITIES TO BE REGISTERED                 REGISTERED      PER SHARE(2)       PRICE(2)           FEE
------------------------------------------------------------------------------------------------------------
Common Stock, par value $.001 per
  share.................................     575,000           $12.00         $6,900,000         $2,091
============================================================================================================

(1) Includes 75,000 shares of Common Stock which may be purchased by the Underwriters to cover over-allotments, if any.

(2) Estimated pursuant to Rule 457(a) solely for the purpose of calculating the registration fee.
================================================================================

                         INCORPORATION BY REFERENCE OF
                       REGISTRATION STATEMENT ON FORM S-1

                              (FILE NO. 333-32249)

     Star Buffet, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-32249) declared effective on September 24, 1997 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission as exhibits thereto.

     The Company certifies to the Commission that it has instructed its bank to pay to the Commission the filing fee of $2,091 for the additional securities being registered hereby by wire transfer as soon as practicable (but in any event no later than the close of business on September 25, 1997); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on September 25, 1997.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (A) EXHIBITS

    EXHIBIT NO.                                     DESCRIPTION
    -----------    -----------------------------------------------------------------------------
      5.1          Opinion of Stradling Yocca Carlson & Rauth, a professional corporation.
     23.1          Consent of Stradling Yocca Carlson & Rauth, a professional corporation (see
                   Exhibit 5.1).
     23.2          Consents of KPMG Peat Marwick LLP.
     23.3          Consents of director nominees.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake
City, Utah, on the 24th day of September, 1997.

                                          STAR BUFFET, INC.

                                          By: /s/   THEODORE ABAJIAN
                                            ------------------------------------
                                            Theodore Abajian
                                            Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

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
                   SIGNATURE                                 TITLE                     DATE
-----------------------------------------------  ------------------------------ -------------------

                       *                             Chairman of the Board      September 24, 1997
-----------------------------------------------
              William P. Foley II

                       *                            Chief Executive Officer     September 24, 1997
-----------------------------------------------      President and Director
               Robert E. Wheaton                 (Principal Executive Officer)

             /s/ THEODORE ABAJIAN                   Chief Financial Officer     September 24, 1997
-----------------------------------------------     (Principal Financial and
               Theodore Abajian                  Principal Accounting Officer)

                       *                                    Director            September 24, 1997
-----------------------------------------------
              C. Thomas Thompson

           *By: /s/ THEODORE ABAJIAN
-----------------------------------------------
               Theodore Abajian,
               Attorney-in-fact

                                 EXHIBIT INDEX

    EXHIBIT NO.                                    DESCRIPTION
    -----------    ---------------------------------------------------------------------------
        5.1        Opinion of Stradling Yocca Carlson & Rauth, a professional corporation.
       23.1        Consent of Stradling Yocca Carlson & Rauth, a professional corporation (see
                   Exhibit 5.1).
       23.2        Consents of KPMG Peat Marwick LLP.
       23.3        Consents of director nominees.